Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)                                  Corporate Profile

At March 31, 2004

•                       $11.7 billion financial holding company headquartered in Minnesota;  42nd largest1 bank in the U.S. based on market cap

•                       406 bank branches, 232 branches opened since January 1, 1998 - 27th largest2 branch network in the country

•                       4th largest2 bank branch growth (1999 to 2003)

•                       1,147 TCF EXPRESS TELLER® ATMs, 679 off-site

•                       1.5 million checking accounts

•                       13th largest U.S. Visa® Classic debit card issuer ranked by sales volumes3

1                   Source: Citigate Financial Intelligence

2                   Source: American Banker; January 15, 2004

3                   Source: Visa, at December 31, 2003

2.)                                  Corporate Profile

At March 31, 2004

•                       Bank branches located in six states: Minnesota, Illinois, Michigan, Wisconsin, Colorado and Indiana.

	At 3/31/04	At 1/1/98
Traditional	166	156
Supermarket	240	61
Total	406	217

Minnesota	99	75
Illinois	191	47
Michigan	56	60
Wisconsin	34	28
Colorado	20	7
Indiana	6	–
Total	406	217

3.)                                  What Makes TCF Different

•                       Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services (open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, debit cards, phone banking, TCF Totally Free OnlineSM banking, etc.).

•                       De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                       Opening new branches

•                       Starting new businesses

•                       Offering new products and services

4.)                                  What Makes TCF Different

•                       Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•                       Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                       Stock Buy-Back

TCF has purchased 25.1 million shares since 1/1/98 at an average cost of $33.34 per share.

5.)                                  Share Repurchase Program

	1998	1999	2000	2001	2002	2003	3/04
				(000s)

Shares Purchased	7,549	4,092	3,244	3,670	3,108	3,459	13

Shares outstanding:	85,569	81,944	80,289	76,932	73,856	70,476	70,508

Average purchase price:	$27.94	$25.93	$22.76	$40.34	$47.62	$43.46	$51.66

6.)                                  Share Repurchase Program

•                       Repurchased 13,445 shares of common stock during the 2004 first quarter at an average cost of $51.66 per share

•                       Since 1/1/98,

•                                 TCF repurchased 25.1 million shares at an average cost of $33.34 per share

•                                 $838 million investment

•                                 $1.3 billion value at 3/31/04

•                       At 3/31/04, 3.7 million shares remain available to purchase under board authorizations

7.)                                  Consumer Home Equity Lending +22%*

Loan-to-value	12/00	12/01	12/02	12/03	3/04
			($ millions)

80% or less	$971.7	$1,178.8	$1,488.5	$1,816.7	$1,907.0
Over 80 to 90%	$648.2	$802.1	$1,028.2	$1,370.5	$1,471.4
Over 90 to 100%	$486.5	$396.3	$385.0	$361.4	$366.4
Over 100%	$45.6	$66.6	$53.9	$39.5	$37.9

Total	$2,152	$2,444	$2,956	$3,588	$3,783

Portion of loans >90% of property value is $37.9 million

*                      Twelve-month growth rate

8.)                                  Consumer Home Equity Loans

At March 31, 2004

•                       69% loans, 31% lines of credit

•                       61% variable rate (prime based) and 39% fixed rate

•                       68% are 1st mortgages, 32% are 2nd mortgages

•                       Average home value of $186,043

•                       Yield 6.09%

•                       Over-30-day delinquency rate .37%

•                       Net charge-offs: 2004= .08% (annualized), 2003= .11%, 2002= .18%

•                       Average loan-to-value 74%

•                       Average FICO score 712

9.)                                  Commercial Lending

	12/00	12/01	12/02	12/03	3/04
			($ millions)

Commercial Real Estate	$1,371.9	$1,622.5	$1,835.8	$1,916.7	$1,963.8
Commercial Business	$410.4	$422.4	$440.1	$427.7	$428.6

Total	$1,782	$2,045	$2,276	$2,344	$2,392

10.)                           Commercial Loans

At March 31, 2004

•        Commercial real estate

•        27% apartment loans

•        22% office building loans

•        8% hotel loans

•                       Commercial business — $429 million

•                       Yield 5.24%

•                       Over-30-day delinquency rate .02%

•                       Net charge-offs: 2004= .01% (annualized), 2003= .09%, 2002= .37%

•                       Approximately 99% of all commercial loans secured

•                       CRE location mix: 91% Midwest, 9% Other

11.)                           Leasing and Equipment Finance +20%*

	12/00	12/01	12/02	12/03	3/04
			($ millions)

Leasing and Equipment Finance	$856	$957	$1,039	$1,160	$1,256

*                      Twelve-month growth rate

12.)                           Leasing and Equipment Finance

At March 31, 2004

•                       Equipment type

•                       28% manufacturing and construction

•                       19% technology and data processing

•                       18% specialty vehicle

•                       10% medical

•                       7% trucks and trailers

•                       18% other

•                       Yield 6.99%

•                       Uninstalled backlog of $209.3 million; up $54.1 million from year-end 2003

•                       Over-30-day delinquency rate 1.02%

•                       Net charge-offs (recoveries): 2004= (.04)% (annualized), 2003= .69%, 2002= .80%

•                       Acquired VGM Leasing, Inc., specializing in home medical equipment financing

13.)                           Summary of Consumer and Commercial Loans

($ millions)

	At March 31, 2004
	Consumer Loans	Commercial Loans	Total
Variable-rate Loans:
Loans without an interest rate floor	$47	$602	$649
Loans with a variable rate greater than the interest rate floor	415	86	501
Loans with a variable rate equal to the interest rate floor	938	53	991
Subtotal [1]	1,400	741	2,141
Loans with a variable rate less than the interest rate floor
1-25 basis points (bps) [2]	484	119	603
26 bps or more [2]	419	247	666
Total Variable-rate Loans	2,303	1,107	3,410
Fixed-rate Loans	1,519	387	1,906
Adjustable-rate Loans	–	898	898
Total Loans	$3,822	$2,392	$6,214
Variable-rate Loans as a Percentage of Total Loans	60%	46%	55%

1                         Loans subject to an immediate increase in interest rate if there is an increase in TCF’s base rate or LIBOR.

2                         The base rate or LIBOR would need to increase by these basis points, before the loan would change from the floor interest rate.

14.)                           Mortgage Banking

At March 31, 2004

•                       Total loans serviced - $5 billion

•                       Weighted average note rate of 5.92%

•                       MSR net book value - $50.7 million

•                       MSR as a percentage of servicing portfolio - 1.01%

•                       2004 loans funded - $241.8 million

•                       Mortgage applications in process - $444.1 million

15.)                           Allowance for Loan & Lease Losses

	12/00		12/01		12/02		12/03		3/04
					($ millions)

Allowance for Loan & Lease Losses	$66.7		$75.0		$77.0		$76.6		$79.1
Net Charge-offs (NCO)	$3.9		$12.5		$20.0		$12.9		$.5

As a% of Loans & Leases:
Allowance	.78%		.91%		.95%		.92%		.92%
NCO	.05%		.15%		.25%		.16%		.02	%*
Coverage Ratio	17.3	X	6.0	X	3.8	X	5.9	X	38.3	X*

*                      Annualized

16.)                           Delinquencies (over 30-day)*

	12/00	12/01	12/02	12/03	3/04
			($ millions)

Delinquencies	$58.9	$46.8	$46.3	$38.7	$33.9

Delinquencies (percent)	.69%	.57%	.57%	.47%	.40%

*                      Excludes non-accrual loans and leases

17.)                           Non-Performing Assets

	12/00	12/01	12/02	12/03	3/04
			($ millions)

Real Estate Owned	$10.9	$14.6	$26.6	$33.5	$30.5
Non-Accrual Loans and Leases	$35.2	$52.0	$43.6	$35.4	$37.0
Total	$46.1	$66.6	$70.2	$68.9	$67.5

Reserves/NAs:	189%	144%	176%	216%	214%
NPAs/Assets:	.41%	.59%	.58%	.61%	.58%

18.)                           Credit Quality

At March 31, 2004

•                      In 2003, TCF ranked the 6th best* bank in the U.S. in net charge-offs to average loans and leases .16%

•                      For the four years, 2000 - 2003, net charge-offs to average loans and leases were .15%; TCF ranked as the 4th best* bank in the U.S.

•                      Non-performing assets to net loans and leases ..79%

•                      Over-30-day delinquency rate .40%

•                      Allowance as a multiple of annualized net charge-offs (coverage ratio), 38.3X

•                      Income before income taxes and provision for loan losses as a multiple of net charge-offs, 180.2X

*                      Source: Citigate Financial Intelligence (fifty largest banks)

19.)                           Checking Accounts +8%*

	12/00	12/01	12/02	12/03	3/04
			(000s)

Traditional Branches	703	738	773	821	844
Supermarket Branches	428	511	565	623	629

Total	1,131	1,249	1,338	1,444	1,473

*                      Twelve-month growth rate

20.)                           Fee Revenue Per Retail Checking Account

	2000	2001	2002	2003	3/04*
			(In Dollars)

Fee Revenue per Retail Checking Account	$190	$209	$218	$223	$225

*                      Trailing twelve months

21.)                           Retail Checking Deposits +15%*

	12/00	12/01	12/02	12/03	3/04
			($ millions)

Supermarket Branches	$475	$591	$695	$829	$898
Traditional Branches	$1,535	$1,715	$1,903	$2,146	$2,301

Total	$2,010	$2,306	$2,598	$2,975	$3,199

Average Rate:	.20%	.07%	.04%	.03%	.06%

*                      Twelve-month growth rate

22.)                           Retail Savings and Money Market Deposits

	12/00	12/01	12/02	12/03	3/04
			($ millions)

Money Market	$794.2	$879.9	$791.3	$745.8	$727.0
Savings	$964.3	$1,113.4	$1,794.6	$1,771.1	$1,801.9

Total	$1,758	$1,993	$2,586	$2,517	$2,529

Average Rate:	2.29%	.81%	.78%	.41%	.36%

23.)                           Banking Fees and Other Revenue1 +6%*

	2000	2001	2002	2003	2004
			($ millions)

First Quarter	$56.9	$65.6	$71.8	$81.6	$86.6
Second Quarter	$65.1	$74.7	$84.1	$92.6	$–
Third Quarter	$67.5	$75.1	$87.4	$93.8	$–
Fourth Quarter	$67.1	$77.6	$91.1	$90.0	$–

Total	$257	$293	$334	$358	$87

1                         Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*                      YTD growth rate (‘04 vs. ‘03)

24.)                           New Branches

25.)                           New Branch Expansion

	1998	1999	2000	2001	2002	2003	2004	2004 Plan
	(# of new branches opened)

Supermarket	99	34	22	21	15	5	2	6
Traditional	7	1	3	6	12	14	2	22
Total	106	35	25	27	27	19	4	28

26.)                           Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income* ($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

*                      Excludes consumer lending

27.)                           Branch Growth - Select Peers

Bank branch growth from 1999 to 20031

# of New Branches
TCF Financial Corp.[2]	81
Charter One	67
Fifth Third	(30)
Bank One	(121)
U.S. Bancorp	(108)
Wells Fargo	(229)

Total Top 50 Banks	(1,977)

1                         Source: American Banker, January 15, 2004

2                         Fourth largest in bank branch growth

28.)                           Total New Branches1

	12/98	12/99	12/00	12/01	12/02	12/03	3/04	2004 Plan
	(#)

Supermarket	99	133	153	174	184	186	188	192
Traditional	6	7	10	16	28	42	44	64
Total	105	140	163	190	212	228	232	256

1                         Branches opened since January 1, 1998

29.)                           New Branch1 Total Deposits +15%*

	12/98	12/99	12/00	12/01	12/02	12/03	3/04
	($ millions)

Deposits	$190	$344	$594	$744	$1,088	$1,225	$1,351

1                         Branches opened since January 1, 1998

*                      Twelve month growth rate

30.)                           New Branch1 Total Checking Accounts +24%*

	12/98	12/99	12/00	12/01	12/02	12/03	3/04
	(000s)

Checking Accounts	91	180	239	328	396	480	518

1                         Branches opened since January 1, 1998

*                      Annual growth rate (‘04 vs. ‘03)

31.)                           New Branch1 Banking Fees & Other Revenue2 +19%*

	1998	1999	2000	2001	2002	2003	3/04
				($ millions)

First Quarter	$.8	$6.9	$11.8	$17.8	$21.8	$27.0	$32.2
Second Quarter	$3.2	$9.5	$15.2	$21.8	$27.6	$32.8	$–
Third Quarter	$4.5	$10.8	$16.4	$22.3	$28.5	$33.5	$–
Fourth Quarter	$5.8	$11.9	$17.4	$23.5	$29.8	$32.8	$–

Total	$14	$39	$61	$85	$108	$126	$32

1                         Branches opened since January 1, 1998

2                         Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*                      Twelve month growth rate

32.)                           Internet Banking Accounts +112%*

	12/00	12/01	12/02	12/03	3/04
	(#)

Internet Banking Accounts	29,778	143,007	255,369	515,246	607,888

*                      Twelve-month growth rate

33.)                           Debit Card Interchange Revenue

	2000	2001	2002	2003	3/04
			($ millions)

First Quarter	$6.0	$8.1	$10.2	$13.2	$13.5
Second Quarter	$7.1	$9.3	$11.8	$14.8	$–
Third Quarter	$7.5	$10.1	$12.1	$12.9	$–
Fourth Quarter	$8.2	$10.1	$13.1	$12.1	$–

Total	$28.8	$37.6	$47.2	$53.0	$13.5

Sales volume:	$2,025	$2,560	$3,216	$3,899	$1,077	*

Average off-line interchange rate:	1.53%	1.55%	1.55%	1.43%	1.32	%*

*                      Year-to-date

34.)                           TCF Debit Card

•                       13th largest U.S. VISA® Classic debit card issuer1

•                       9.7 million average transactions per month in 1Q04

•                       20% increase in the number of customer purchases2

•                       11% increase in the number of TCF Debit Cards2

•                       Interchange revenue of $13.5 million in 1Q04, an increase of 2%2

•                       Percentage of active debit card users was 54.3% in 1Q04, up from 53.7% in 1Q03

•                       22% increase in sales volume2

1                         Source:  Visa, at December 31, 2003;  ranked by sales volume

2                         1Q04 vs. 1Q03

35.)                           Small Business Checking Deposits +23%*

	12/00	12/01	12/02	12/03	3/04
	($ millions)

Small Business Checking Deposits	$253	$313	$380	$461	$482

# of accounts	69,179	79,865	91,385	102,557	105,433

*                      Twelve-month growth rate

36.)                           Small Business Checking Accounts

At March 31, 2004

•                      Relationship banking offering multiple product lines to business owners

•                      $482 million in 0% interest checking account deposits

•                      Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                      Other services — payroll services, merchant processing, brokerage accounts

•                      48,000 number of active TCF Business Check CardsSM

37.)                           Campus Banking

At March 31, 2004

•                      Alliances with:

•                       University of Minnesota

•                       University of Michigan

•                       St. Cloud State University in MN

•                       Northern Illinois University - Dekalb

•                       Saginaw Valley State University in MI

•                      Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                      74,300 total checking accounts

•                      $102.6 million in deposits

38.)                           New Products and Services

•                      TCF Express CoinSM Service coin counters

•                      TCF Command ProtectionSM Plan

•                       Monthly payments

•                       Another source of fee revenue

•                      TCF Check CashingSM

•                      Investments and Insurance Products

•                       “Generation Advantage” life insurance product

39.)                           Financial Highlights

How We Are Doing...

40.)                           Diluted EPS

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004*

Diluted EPS	$.86	$1.20	$1.69	$1.76	$2.00	$2.35	$2.70	$3.15	$3.05	$.88

*                      Year-to-date

41.)                           Dividend History +15%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Dividends Paid	$.30	$.36	$.47	$.61	$.73	$.83	$1.00	$1.15	$1.30	$1.50	[2]

Dividend payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	43%	41%[3]

10-year compounded annual growth rate 21%

Ranks 1st of the Top 50 Banks1

*                      Annual growth rate (‘04 vs. ‘03)

1                         Source:  Citigate Financial Intelligence

2                         Annualized, subject to Board of Directors approval

3                         Based on analysts’ average diluted EPS estimate of $3.64

42.)                           Net Income

	2000	2001	2002	2003	2004
			($ millions)

First Quarter	$40.7	$48.2	$56.3	$60.1	$60.7
Second Quarter	$46.7	$52.0	$58.0	$60.3	$–
Third Quarter	$46.7	$52.9	$58.9	$36.0	$–
Fourth Quarter	$52.2	$54.2	$59.8	$59.5	$–

Total	$186	$207	$233	$216	$61

43.)                           Net Interest Income

	2000	2001	2002	2003	2004
			($ millions)

First Quarter	$106.8	$113.8	$124.5	$122.4	$118.5
Second Quarter	$110.2	$119.3	$124.3	$119.8	$–
Third Quarter	$110.7	$122.4	$123.8	$119.9	$–
Fourth Quarter	$110.8	$125.7	$126.6	$119.1	$–

Total	$439	$481	$499	$481	$118

Net Interest Margin:	4.35%	4.51%	4.71%	4.54%	4.52	%*

*                      Year-to-date

44.)                           Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/00	12/01	12/02	12/03	3/04
			($ millions)

Adjusted Gap	$(215)	$242	$1,110	$161	$1,167

Adjusted Gap as a% of Total Assets	(1.9)%	2.1%	9.1%	1.4%	10.0%

45.)                           Securities Available for Sale and Residential Portfolios

Ending Balance	12/00	12/01	12/02	12/03	3/04
			($ millions)

Securities available for sale portfolio*	$1,419	$1,575	$2,355	$1,524	$1,249
Residential portfolio	3,674	2,733	1,800	1,213	1,152
Total	$5,093	$4,308	$4,155	$2,737	$2,401

Rate:	7.05%	6.76%	6.25%	5.55%	5.50%

*                      Based on historical amortized cost

46.)                           Financial Highlights

($ millions, except per-share data)	Year-to-Date
	2004	2003	Change
Net interest income	$118.5	$122.4	(3)%
Fees & other revenue:
Banking	86.6	81.6	6
Other	15.9	15.2	4
Total fees and other revenue	102.5	96.8	6
Gains on sales of securities available for sale	12.7	21.1	(40)
Gains (losses) on termination of debt	–	(6.6)	N.M.
Other non-interest income	12.7	14.6	(13)
Total non-interest income	115.2	111.4	3
Total revenue	233.7	233.8	–
Provision for credit losses	1.2	2.7	(57)
Non-interest expense	140.7	138.8	1
Net income	$60.7	$60.1	1

Diluted EPS	$.88	$.83	6
ROA	2.11%	1.99%	12	bps
ROE	25.90%	24.70%	120	bps

N.M.  Not meaningful

47.)                           Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ in 000s)

		YTD 2004
	Balance	Income	%
Commercial Lending	$2,370	$6,556	11%
Consumer Lending	3,984	14,046	23
Leasing and Equipment Finance	1,194	8,412	14
Mortgage Banking	81	(433)	(1)
Total Power Assets®	$7,629	28,581	47

Traditional Branches (166)	$6,057	14,534	24
Supermarket Branches (240)	1,608	6,180	10
Total Power Liabilities®	$7,665	20,714	34
Total Power Assets & Liabilities		49,295	81
Equity		6,349	11
Total Power Businesses		55,644	92
Treasury Services and Other		5,017	8
Net Income		$60,661	100%

48.)                           TCF vs. Top 50 Banks* - Return on Assets

Year Ended December 31, 2003

NATIONAL CITY CORP	NCC	2.38%
NEW YORK CMNTY BANCORP INC	NYB	2.26%
FIFTH THIRD BANCORP	FITB	2.01%
MELLON FINANCIAL CORP	MEL	1.99%
U S BANCORP	USB	1.99%
SYNOVUS FINANCIAL CP	SNV	1.91%
FIRST TENNESSEE NATL CORP	FTN	1.88%
NORTH FORK BANCORPORATION	NFB	1.86%
TCF FINANCIAL CORP	TCB	1.85%
WELLS FARGO & CO	WFC	1.68%
MARSHALL & ILSLEY CORP	MI	1.64%
CITY NATIONAL CORP	CYN	1.54%
ASSOCIATED BANC CORP	ASBC	1.53%
COMMERCE BANCSHARES INC	CBSH	1.52%
UNION PLANTERS CORP	UPC	1.50%
PNC FINANCIAL SVCS GROUP INC	PNC	1.49%
AMSOUTH BANCORPORATION	ASO	1.47%
CITIGROUP INC	C	1.47%
HIBERNIA CORP —CL A	HIB	1.45%
UNIONBANCAL CORP	UB	1.45%
CHARTER ONE FINANCIAL INC	CF	1.45%
MERCANTILE BANKSHARES CORP	MRBK	1.43%
BANK OF AMERICA CORP	BAC	1.41%
BANKNORTH GROUP INC	BNK	1.37%
COMPASS BANCSHARES INC	CBSS	1.36%
POPULAR INC	BPOP	1.36%
SOUTHTRUST CORP	SOTR	1.36%
NATIONAL COMMERCE FINANCIAL	NCF	1.35%
HUDSON CITY BANCORP	HCBK	1.34%
REGIONS FINL CORP	RF	1.34%
HUNTINGTON BANCSHARES	HBAN	1.33%
FLEETBOSTON FINANCIAL CORP	FBF	1.32%
M & T BANK CORP	MTB	1.27%
BANK OF NEW YORK CO INC	BK	1.27%
COMERICA INC.	CMA	1.25%
ZIONS BANCORPORATION	ZION	1.20%
BB&T CORP	BBT	1.17%
BANK ONE CORP	ONE	1.17%
WEBSTER FINANCIAL CORP	WBS	1.15%
WACHOVIA CORP	WB	1.15%
KEYCORP	KEY	1.07%
BOK FINANCIAL CORP	BOKF	1.06%
SUNTRUST BANKS INC	STI	1.06%
NORTHERN TRUST CORP	NTRS	1.04%
COLONIAL BANCGROUP	CNB	.98%
SOVEREIGN BANCORP INC	SOV	.92%
J P MORGAN CHASE & CO	JPM	.87%
COMMERCE BANCORP INC/NJ	CBH	.86%
WESTCORP	WES	.85%
STATE STREET CORP	STT	.83%
PROVIDENT FINANCIAL GRP INC	PFGI	.55%

AVERAGE		1.38%

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/03

Source:  Citigate Financial Intelligence

49.)                           TCF vs. Top 50 Banks* - Return on Equity

Year Ended December 31, 2003

NATIONAL CITY CORP	NCC	26.62%
NORTH FORK BANCORPORATION	NFB	26.52%
FIRST TENNESSEE NATL CORP	FTN	26.30%
TCF FINANCIAL CORP	TCB	23.05%
BANK OF AMERICA CORP	BAC	21.99%
NEW YORK CMNTY BANCORP INC	NYB	20.74%
FIFTH THIRD BANCORP	FITB	20.40%
CITIGROUP INC	C	19.80%
CHARTER ONE FINANCIAL INC	CF	19.45%
WELLS FARGO & CO	WFC	19.40%
AMSOUTH BANCORPORATION	ASO	19.34%
POPULAR INC	BPOP	19.30%
U S BANCORP	USB	19.20%
MELLON FINANCIAL CORP	MEL	19.20%
SYNOVUS FINANCIAL CP	SNV	17.95%
COMMERCE BANCORP INC/NJ	CBH	17.70%
COMPASS BANCSHARES INC	CBSS	17.65%
HUNTINGTON BANCSHARES	HBAN	17.60%
ASSOCIATED BANC CORP	ASBC	17.58%
MARSHALL & ILSLEY CORP	MI	16.79%
CITY NATIONAL CORP	CYN	16.27%
SOUTHTRUST CORP	SOTR	16.17%
J P MORGAN CHASE & CO	JPM	16.00%
UNION PLANTERS CORP	UPC	15.77%
BANK ONE CORP	ONE	15.42%
HUDSON CITY BANCORP	HCBK	15.38%
UNIONBANCAL CORP	UB	15.33%
WEBSTER FINANCIAL CORP	WBS	15.16%
BANK OF NEW YORK CO INC	BK	15.12%
HIBERNIA CORP —CL A	HIB	15.08%
PNC FINANCIAL SVCS GROUP INC	PNC	15.06%
FLEETBOSTON FINANCIAL CORP	FBF	14.93%
REGIONS FINL CORP	RF	14.83%
SUNTRUST BANKS INC	STI	14.67%
BANKNORTH GROUP INC	BNK	14.51%
COMMERCE BANCSHARES INC	CBSH	14.27%
WESTCORP	WES	14.24%
STATE STREET CORP	STT	13.90%
NORTHERN TRUST CORP	NTRS	13.81%
COLONIAL BANCGROUP	CNB	13.73%
ZIONS BANCORPORATION	ZION	13.69%
WACHOVIA CORP	WB	13.20%
COMERICA INC.	CMA	13.12%
KEYCORP	KEY	13.08%
SOVEREIGN BANCORP INC	SOV	12.33%
BOK FINANCIAL CORP	BOKF	11.69%
M & T BANK CORP	MTB	11.62%
NATIONAL COMMERCE FINANCIAL	NCF	11.18%
PROVIDENT FINANCIAL GRP INC	PFGI	10.97%
BB&T CORP	BBT	10.72%
MERCANTILE BANKSHARES CORP	MRBK	10.69%

AVERAGE		16.31%

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/03

Source:  Citigate Financial Intelligence

50.)                           TCF vs. Top 50 Banks* - Net Charge-Offs

Year Ended December 31, 2003

NEW YORK CMNTY BANCORP INC	NYB	–%
NORTHERN TRUST CORP	NTRS	.08%
MERCANTILE BANKSHARES CORP	MRBK	.11%
NORTH FORK BANCORPORATION	NFB	.14%
TCF FINANCIAL CORP	TCB	.16%
MARSHALL & ILSLEY CORP	MI	.21%
BANKNORTH GROUP INC	BNK	.23%
WEBSTER FINANCIAL CORP	WBS	.25%
M & T BANK CORP	MTB	.27%
ASSOCIATED BANC CORP	ASBC	.30%
WACHOVIA CORP	WB	.31%
NATIONAL COMMERCE FINANCIAL	NCF	.32%
REGIONS FINL CORP	RF	.33%
COMMERCE BANCORP INC/NJ	CBH	.34%
SOUTHTRUST CORP	SOTR	.35%
CITY NATIONAL CORP	CYN	.36%
SUNTRUST BANKS INC	STI	.39%
COLONIAL BANCGROUP	CNB	.41%
COMMERCE BANCSHARES INC	CBSH	.46%
HIBERNIA CORP —CL A	HIB	.50%
FIRST TENNESSEE NATL CORP	FTN	.54%
BB&T CORP	BBT	.54%
SOVEREIGN BANCORP INC	SOV	.55%
ZIONS BANCORPORATION	ZION	.55%
BANK OF NEW YORK CO INC	BK	.57%
FIFTH THIRD BANCORP	FITB	.60%
AMSOUTH BANCORPORATION	ASO	.60%
PNC FINANCIAL SVCS GROUP INC	PNC	.61%
NATIONAL CITY CORP	NCC	.62%
COMPASS BANCSHARES INC	CBSS	.62%
J P MORGAN CHASE & CO	JPM	.72%
BANK ONE CORP	ONE	.75%
HUNTINGTON BANCSHARES	HBAN	.81%
SYNOVUS FINANCIAL CP	SNV	.82%
BOK FINANCIAL CORP	BOKF	.83%
POPULAR INC	BPOP	.84%
COMERICA INC.	CMA	.86%
KEYCORP	KEY	.87%
BANK OF AMERICA CORP	BAC	.87%
UNION PLANTERS CORP	UPC	.89%
CHARTER ONE FINANCIAL INC	CF	.98%
WELLS FARGO & CO	WFC	1.04%
U S BANCORP	USB	1.06%
UNIONBANCAL CORP	UB	1.09%
HUDSON CITY BANCORP	HCBK	1.10%
FLEETBOSTON FINANCIAL CORP	FBF	1.24%
PROVIDENT FINANCIAL GRP INC	PFGI	1.73%
CITIGROUP INC	C	1.89%
WESTCORP	WES	3.64%

WEIGHTED AVERAGE		.93%

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/03

Source:  Citigate Financial Intelligence

51.)                           TCF vs. Top 50 Banks* - Loan Loss Coverage

Year Ended December 31, 2003

MERCANTILE BANKSHARES CORP	MRBK	17.2	X
CITY NATIONAL CORP	CYN	14.3	X
NORTHERN TRUST CORP	NTRS	11.4	X
NORTH FORK BANCORPORATION	NFB	7.1	X
MARSHALL & ILSLEY CORP	MI	6.8	X
M & T BANK CORP	MTB	6.3	X
BANKNORTH GROUP INC	BNK	6.2	X
TCF FINANCIAL CORP	TCB	5.9	X
ASSOCIATED BANC CORP	ASBC	5.6	X
WEBSTER FINANCIAL CORP	WBS	5.5	X
WACHOVIA CORP	WB	5.4	X
COMMERCE BANCORP INC/NJ	CBH	4.5	X
BANK OF NEW YORK CO INC	BK	4.4	X
REGIONS FINL CORP	RF	4.3	X
NATIONAL COMMERCE FINANCIAL	NCF	4.2	X
SOUTHTRUST CORP	SOTR	4.1	X
COMMERCE BANCSHARES INC	CBSH	3.7	X
HIBERNIA CORP —CL A	HIB	3.6	X
COLONIAL BANCGROUP	CNB	3.3	X
BANK ONE CORP	ONE	3.2	X
CHARTER ONE FINANCIAL INC	CF	3.1	X
SUNTRUST BANKS INC	STI	3.0	X
PNC FINANCIAL SVCS GROUP INC	PNC	3.0	X
J P MORGAN CHASE & CO	JPM	2.9	X
KEYCORP	KEY	2.6	X
ZIONS BANCORPORATION	ZION	2.5	X
BB&T CORP	BBT	2.5	X
SOVEREIGN BANCORP INC	SOV	2.5	X
FIFTH THIRD BANCORP	FITB	2.5	X
FIRST TENNESSEE NATL CORP	FTN	2.4	X
POPULAR INC	BPOP	2.4	X
COMPASS BANCSHARES INC	CBSS	2.3	X
AMSOUTH BANCORPORATION	ASO	2.2	X
BOK FINANCIAL CORP	BOKF	2.2	X
UNIONBANCAL CORP	UB	2.0	X
COMERICA INC.	CMA	2.0	X
BANK OF AMERICA CORP	BAC	2.0	X
MELLON FINANCIAL CORP	MEL	1.9	X
U S BANCORP	USB	1.9	X
NATIONAL CITY CORP	NCC	1.8	X
FLEETBOSTON FINANCIAL CORP	FBF	1.8	X
WELLS FARGO & CO	WFC	1.8	X
SYNOVUS FINANCIAL CP	SNV	1.7	X
HUNTINGTON BANCSHARES	HBAN	1.6	X
UNION PLANTERS CORP	UPC	1.5	X
CITIGROUP INC	C	1.4	X
PROVIDENT FINANCIAL GRP INC	PFGI	1.0	X
WESTCORP	WES	.8	X
HUDSON CITY BANCORP	HCBK	.2	X

AVERAGE		3.8	X

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/03

Source:  Citigate Financial Intelligence

52.)                           TCF vs. Top 50 Banks* - Net Interest Margin

Year Ended December 31, 2003

WESTCORP	WES	5.42%
WELLS FARGO & CO	WFC	5.08%
UNIONBANCAL CORP	UB	4.74%
CITY NATIONAL CORP	CYN	4.74%
TCF FINANCIAL CORP	TCB	4.54%
U S BANCORP	USB	4.49%
ZIONS BANCORPORATION	ZION	4.45%
COMPASS BANCSHARES INC	CBSS	4.34%
COMMERCE BANCORP INC/NJ	CBH	4.33%
MERCANTILE BANKSHARES CORP	MRBK	4.29%
SYNOVUS FINANCIAL CP	SNV	4.26%
NORTH FORK BANCORPORATION	NFB	4.24%
NATIONAL CITY CORP	NCC	4.20%
BB&T CORP	BBT	4.15%
M & T BANK CORP	MTB	4.09%
HIBERNIA CORP —CL A	HIB	4.07%
COMMERCE BANCSHARES INC	CBSH	4.04%
COMERICA INC.	CMA	3.95%
POPULAR INC	BPOP	3.95%
NEW YORK CMNTY BANCORP INC	NYB	3.94%
NATIONAL COMMERCE FINANCIAL	NCF	3.92%
UNION PLANTERS CORP	UPC	3.90%
ASSOCIATED BANC CORP	ASBC	3.84%
FLEETBOSTON FINANCIAL CORP	FBF	3.81%
KEYCORP	KEY	3.80%
FIRST TENNESSEE NATL CORP	FTN	3.78%
AMSOUTH BANCORPORATION	ASO	3.73%
WACHOVIA CORP	WB	3.72%
BANKNORTH GROUP INC	BNK	3.66%
MARSHALL & ILSLEY CORP	MI	3.65%
PNC FINANCIAL SVCS GROUP INC	PNC	3.64%
FIFTH THIRD BANCORP	FITB	3.62%
SOUTHTRUST CORP	SOTR	3.51%
REGIONS FINL CORP	RF	3.51%
HUNTINGTON BANCSHARES	HBAN	3.49%
COLONIAL BANCGROUP	CNB	3.45%
BANK ONE CORP	ONE	3.44%
BOK FINANCIAL CORP	BOKF	3.43%
SOVEREIGN BANCORP INC	SOV	3.42%
BANK OF AMERICA CORP	BAC	3.36%
WEBSTER FINANCIAL CORP	WBS	3.14%
SUNTRUST BANKS INC	STI	3.08%
CHARTER ONE FINANCIAL INC	CF	2.94%
HUDSON CITY BANCORP	HCBK	2.65%
MELLON FINANCIAL CORP	MEL	2.64%
PROVIDENT FINANCIAL GRP INC	PFGI	2.18%
BANK OF NEW YORK CO INC	BK	2.15%
J P MORGAN CHASE & CO	JPM	2.12%
NORTHERN TRUST CORP	NTRS	1.73%
STATE STREET CORP	STT	1.42%

AVERAGE		3.66%

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/03

Source:  Citigate Financial Intelligence

53.)                           TCF vs. Top 50 Banks* - Price/Est. Forward EPS

Year Ended December 31, 2003

HUDSON CITY BANCORP	HCBK	30.54	X
SYNOVUS FINANCIAL CP	SNV	20.66	X
NORTHERN TRUST CORP	NTRS	19.95	X
STATE STREET CORP	STT	19.01	X
FIFTH THIRD BANCORP	FITB	17.64	X
BANK OF NEW YORK CO INC	BK	17.52	X
NEW YORK CMNTY BANCORP INC	NYB	17.30	X
MELLON FINANCIAL CORP	MEL	17.26	X
COMMERCE BANCORP INC/NJ	CBH	16.94	X
M & T BANK CORP	MTB	16.49	X
FLEETBOSTON FINANCIAL CORP	FBF	15.70	X
MERCANTILE BANKSHARES CORP	MRBK	15.45	X
COMMERCE BANCSHARES INC	CBSH	15.42	X
CITY NATIONAL CORP	CYN	15.30	X
NATIONAL COMMERCE FINANCIAL	NCF	14.83	X
MARSHALL & ILSLEY CORP	MI	14.71	X
SOVEREIGN BANCORP INC	SOV	14.48	X
COMERICA INC.	CMA	14.45	X
WELLS FARGO & CO	WFC	14.43	X
SOUTHTRUST CORP	SOTR	14.36	X
NORTH FORK BANCORPORATION	NFB	14.35	X
SUNTRUST BANKS INC	STI	14.05	X
BOK FINANCIAL CORP	BOKF	13.93	X
TCF FINANCIAL CORP	TCB	13.92	X
BANKNORTH GROUP INC	BNK	13.84	X
UNION PLANTERS CORP	UPC	13.75	X
COLONIAL BANCGROUP	CNB	13.75	X
COMPASS BANCSHARES INC	CBSS	13.66	X
ZIONS BANCORPORATION	ZION	13.66	X
U S BANCORP	USB	13.66	X
HUNTINGTON BANCSHARES	HBAN	13.64	X
UNIONBANCAL CORP	UB	13.60	X
BB&T CORP	BBT	13.42	X
BANK ONE CORP	ONE	13.37	X
PROVIDENT FINANCIAL GRP INC	PFGI	13.37	X
PNC FINANCIAL SVCS GROUP INC	PNC	13.19	X
ASSOCIATED BANC CORP	ASBC	13.17	X
AMSOUTH BANCORPORATION	ASO	13.03	X
HIBERNIA CORP —CL A	HIB	12.99	X
POPULAR INC	BPOP	12.81	X
KEYCORP	KEY	12.80	X
CITIGROUP INC	C	12.61	X
WACHOVIA CORP	WB	12.52	X
REGIONS FINL CORP	RF	12.44	X
CHARTER ONE FINANCIAL INC	CF	12.25	X
WEBSTER FINANCIAL CORP	WBS	12.04	X
FIRST TENNESSEE NATL CORP	FTN	11.73	X
NATIONAL CITY CORP	NCC	11.62	X
J P MORGAN CHASE & CO	JPM	11.51	X
BANK OF AMERICA CORP	BAC	11.26	X
WESTCORP	WES	10.44	X

AVERAGE		14.62	X

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/03

Source:  Citigate Financial Intelligence

54.)                           Total Market Returns*

At March 31, 2004

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	31.27%	13.44%	17.47%	23.91%
S&P Bank Composite	31.37%	5.50%	2.21%	12.67%
S&P 500 Index	35.12%	.63%	(1.20)%	11.68%
S&P MidCap Index	49.10%	10.71%	11.76%	14.93%
Dow Jones Industrial Average	32.37%	3.64%	3.01%	13.22%

*                      Assumes dividend reinvestment

Source:  SIT Investment Associates, Inc.

55.)                           Return to Shareholders1 + 24%*

	Index Value
Period Ending	3/31/1994	3/31/1995	3/31/1996	3/31/1997	3/31/1998	3/31/1999	3/31/2000	3/31/2001	3/31/2002	3/31/2003	3/31/2004
						($)
TCF Financial Corporation	$100.00	$145.26	$249.97	$278.62	$486.13	$382.86	$359.69	$586.95	$836.36	$653.17	$857.44
S&P 500	$100.00	$115.66	$152.96	$183.32	$271.88	$322.76	$382.00	$298.86	$299.95	$225.62	$305.34
SNL All Bank & Thrift Index	$100.00	$110.69	$168.14	$226.17	$362.08	$357.41	$338.99	$389.92	$433.86	$373.28	$541.39

¹                         Assumes $100 invested March 31, 1994 with dividends reinvested

*                      Annualized return since 3/31/94

Source:  SNL Securities LC

56.)                           Cautionary Statement

This presentation contains “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary, fiscal or tax policies of the federal or state governments; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; and results of litigation or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

57.)                           NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Dec-02	$43.69	$1.15
Dec-03	$51.35	$1.30
Mar-04	$51.07	$1.50	(annualized)

58.)                           Appendix

59.)                           Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01	12/02	12/03	3/04
	(# of branches)

Branches	221	311	338	352	375	395	401	406

Branch Openings:	19	106	35	25	27	27	19	4

Anticipate opening 24 new branches during the remainder of 2004.

60.)                           Supermarket Branch Growth

	12/97	12/98	12/99	12/00	12/01	12/02	12/03	3/04
	(#)

Supermarket Branches	63	160	195	213	234	244	237	240

Branch Openings:	15	99	34	22	21	15	5	2

61.)                           Risk Based Capital

	12/00	12/01	12/02	12/03	3/04
	($ millions)

Actual	$826	$834	$851	$842	$870
Minimum Requirement	$570	$593	$622	$628	$647
Well Capitalized Requirement	$712	$741	$777	$785	$809

Tier 1:	10.66%	10.24%	9.96%	9.75%	9.78%
Total:	11.59%	11.26%	10.95%	10.73%	10.76%

62.)                           Power Assets®

	TCF Bank
	MN	Lakeshore	MI	CO	Consolidated
			($ millions)
March 31, 2004:
Consumer	$1,557	$1,394	$683	$187	$3,821
Change*	25%	19%	19%	26%	22%
Commercial Real Estate	$703	$611	$648	2	$1,964
Change*	–%	20%	–%	–%	6%
Commercial Business	$216	$130	$83	–	$429
Change*	(4)%	22%	(29)%	–%	(4)%
Leasing & Equipment Finance	–	–	–	–	$1,256
Change*	–%	–%	–%	–%	20%
Total	$2,476	$2,135	$1,414	$189	$7,470
Change*	14%	20%	6%	27%	15%

*                      Change from March 31, 2003

63.)                           Leasing and Equipment Finance

Power Assets®

($ 000s)

	3/31/04	12/31/03	Change
Technology and data processing	$239,640	$249,515	$(9,875)
Specialty vehicles	225,365	225,073	292
Manufacturing	212,541	198,321	14,220
Construction	140,227	133,104	7,123
Medical	125,425	33,462	91,963
Trucks and trailers	84,113	89,262	(5,149)
Furniture and fixtures	51,674	54,052	(2,378)
Printing	39,715	38,977	738
Material handling	26,809	27,111	(302)
Aircraft	24,152	23,965	187
Other	86,716	87,555	(839)
Total	$1,256,377	$1,160,397	$95,980

64.)                           Leasing and Equipment Finance

Summary of Operations

($ 000s)

For the Three Months Ended March 31:	2004	2003	Change
Net interest income	$12,459	$10,452	$2,007
Provision for credit losses	384	1,726	(1,342)
Non-interest income	10,395	13,607	(3,212)
Non-interest expense	9,380	10,366	(986)
Pre-tax income	13,090	11,967	1,123
Income tax expense	4,678	4,444	234
Net Income	$8,412	$7,523	$889

ROA	2.69%	2.76%

65.)                           Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	3/31/04	12/31/03
Middle market	.68%	.88%
Winthrop	1.44	1.14
Wholesale	.66	.29
Small ticket	1.38	.56
Leveraged leases	–	–
Subtotal	.93	.81
Truck and trailer	3.67	3.66
Total	1.02	.93

66.)                           Net Charge-offs

	2000	2001	2002	2003	2004
			($ millions)

First Quarter	$–	$.9	$8.7	$1.9	$.5
Second Quarter	$1.2	$3.9	$5.0	$3.2	$–
Third Quarter	$.7	$2.1	$3.1	$1.7	$–
Fourth Quarter	$2.0	$5.6	$3.2	$6.1	$–

Total	$3.9	$12.5	$20.0	$12.9	$.5

NCOs/Avg. Loans & Leases (annualized):	.05%	.15%	.25%	.16%	.02%

67.)                           Net Charge-offs by Business Line

($ 000s)

	1Q04		1Q03
	$	%*	$	%*
Consumer	$574.06%		$1,045.14%
Commercial real estate	(33)	(.01)	2	–
Commercial business	73.07		(84)	(.08)
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer	(78)	(.03)	789.33
Truck and trailer	(28)	(.21)	182.76
Total leasing and equipment finance	(106)	(.04)	971.37
Subtotal	508.03		1,934.12
Residential real estate	8	–	(29)	(.01)
Total	$516.02		$1,905.09

*                      Annualized

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Total fees associated with usage of retail and small business checking accounts divided by the average number of retail and small business checking accounts.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.